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                                                                    EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 15, 1994, included in Harken Energy Corporation's Form 10-K for the year ended December 31, 1993, and to all references to our Firm included in this registration statement.



                                                   (SIGNATURE)

                                                   ARTHUR ANDERSEN LLP



Dallas, Texas
December 13, 1994